EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    26-Sep-05                                                         30-Sep-05

    Distribution Date:      BMW Vehicle Owner Trust 2003-A             Period #
    25-Oct-05               ------------------------------                   30

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    Balances
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                                                                             Initial                 Period End
        Receivables                                                   $1,643,640,298               $350,888,635
        Reserve Account                                                  $12,327,302                 $8,218,201
        Yield Supplement Overcollateralization                            $9,034,825                 $2,012,808
        Class A-1 Notes                                                 $380,000,000                         $0
        Class A-2 Notes                                                 $455,000,000                         $0
        Class A-3 Notes                                                 $470,000,000                $19,270,355
        Class A-4 Notes                                                 $296,913,000               $296,913,000
        Class B Notes                                                    $32,692,000                $32,692,000

    Current Collection Period
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        Beginning Receivables Outstanding                               $375,755,951
        Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                         $15,138,532
                 Receipts of Pre-Paid Principal                           $9,285,115
                 Liquidation Proceeds                                       $218,673
                 Principal Balance Allocable to Gross Charge-offs           $224,996
             Total Receipts of Principal                                 $24,867,316

             Interest Distribution Amount
                 Receipts of Interest                                     $1,619,177
                 Servicer Advances                                                $0
                 Reimbursement of Previous Servicer Advances                ($11,729)
                 Accrued Interest on Purchased Receivables                        $0
                 Recoveries                                                  $56,923
                 Net Investment Earnings                                     $21,114
             Total Receipts of Interest                                   $1,685,484

             Release from Reserve Account                                         $0

        Total Distribution Amount                                        $26,327,804

        Ending Receivables Outstanding                                  $350,888,635

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance             $122,936
        Current Period Servicer Advance                                           $0
        Current Reimbursement of Previous Servicer Advance                  ($11,729)
        Ending Period Unreimbursed Previous Servicer Advances               $111,207

    Collection Account
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        Deposits to Collection Account                                   $26,327,804
        Withdrawals from Collection Account
             Servicing Fees                                                 $313,130
             Class A Noteholder Interest Distribution                       $697,099
             First Priority Principal Distribution                                $0
             Class B Noteholder Interest Distribution                        $79,823
             Regular Principal Distribution                              $24,713,659
             Reserve Account Deposit                                              $0
             Unpaid Trustee Fees                                                  $0
             Excess Funds Released to Depositor                             $524,094
        Total Distributions from Collection Account                      $26,327,804


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    Excess Funds Released to the Depositor
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             Release from Reserve Account                                         $0
             Release from Collection Account                                $524,094
        Total Excess Funds Released to the Depositor                        $524,094

    Note Distribution Account
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        Amount Deposited from the Collection Account                     $25,490,581
        Amount Deposited from the Reserve Account                                 $0
        Amount Paid to Noteholders                                       $25,490,581

    Distributions
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        Monthly Principal Distributable Amount                       Current Payment     Ending Balance      Per $1,000      Factor
        Class A-1 Notes                                                           $0                 $0           $0.00       0.00%
        Class A-2 Notes                                                           $0                 $0           $0.00       0.00%
        Class A-3 Notes                                                  $24,713,659        $19,270,355          $52.58       4.10%
        Class A-4 Notes                                                           $0       $296,913,000           $0.00     100.00%
        Class B Notes                                                             $0        $32,692,000           $0.00     100.00%

        Interest Distributable Amount                                Current Payment         Per $1,000
        Class A-1 Notes                                                           $0              $0.00
        Class A-2 Notes                                                           $0              $0.00
        Class A-3 Notes                                                      $71,107              $0.15
        Class A-4 Notes                                                     $625,992              $2.11
        Class B Notes                                                        $79,823              $2.44



    Carryover Shortfalls
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                                                                              Prior
                                                                        Period Carryover    Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                                    $0                 $0              $0
        Class A-2 Interest Carryover Shortfall                                    $0                 $0              $0
        Class A-3 Interest Carryover Shortfall                                    $0                 $0              $0
        Class A-4 Interest Carryover Shortfall                                    $0                 $0              $0
        Class B Interest Carryover Shortfall                                      $0                 $0              $0


    Receivables Data
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                                                                    Beginning Period      Ending Period
        Number of Contracts                                                   31,101             30,132
        Weighted Average Remaining Term                                        25.36              24.45
        Weighted Average Annual Percentage Rate                                5.15%              5.14%

        Delinquencies Aging Profile End of Period                      Dollar Amount         Percentage
             Current                                                    $312,469,668             89.05%
             1-29 days                                                   $30,413,529              8.67%
             30-59 days                                                   $5,681,773              1.62%
             60-89 days                                                   $1,102,511              0.31%
             90-119 days                                                    $321,704              0.09%
             120+ days                                                      $899,451              0.26%
             Total                                                      $350,888,635            100.00%
             Delinquent Receivables +30 days past due                     $8,005,439              2.28%


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        Write-offs
             Gross Principal Write-Offs for Current Period                  $224,996
             Recoveries for Current Period                                   $56,923
             Net Write-Offs for Current Period                              $168,073

             Cumulative Realized Losses                                   $7,298,589


        Repossessions                                                  Dollar Amount              Units
             Beginning Period Repossessed Receivables Balance               $898,024                 52
             Ending Period Repossessed Receivables Balance                  $817,976                 50
             Principal Balance of 90+ Day Repossessed Vehicles              $141,779                 11



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                  $2,166,465
        Beginning Period Amount                                           $2,166,465
        Ending Period Required Amount                                     $2,012,808
        Current Period Release                                              $153,657
        Ending Period Amount                                              $2,012,808
        Next Distribution Date Required Amount                            $1,864,831

    Reserve Account
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        Beginning Period Required Amount                                  $8,218,201
        Beginning Period Amount                                           $8,218,201
        Net Investment Earnings                                              $21,114
        Current Period Deposit                                                    $0
        Current Period Release to Collection Account                              $0
        Current Period Release to Depositor                                       $0
        Ending Period Required Amount                                     $8,218,201
        Ending Period Amount                                              $8,218,201

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